Exhibit  10.2     Option  and  Distribution  Agreement


                        OPTION AND DISTRIBUTION AGREEMENT

     THIS OPTION AND DISTRIBUTION AGREEMENT ("Agreement"), dated the 19th day of July, 2001, is by and between Berens Industries, a Nevada Corporation ("Parent"), Artmovement.com, Inc., a Nevada corporation and wholly-owned subsidiary of the Parent ("Subsidiary"), Yolana Partnership, Ltd. ("Yolana"), and Manfred Steinberg, Robert Davis, and Jeff Olexa (the "Majority Shareholders").

                                    RECITALS
                                    --------

     WHEREAS, Parent owns 100% of the capital stock of Subsidiary which consists of 12,960,000 shares of Subsidiary common stock (the "Sub Common Stock");

     WHEREAS, Parent and Subsidiary have determined that they may, in the future, elect to distribute the shares of Sub Common Stock to the stockholders of Parent (the "Distribution");

     WHEREAS, Parent and Subsidiary have determined that if they elect to distribute the shares of Sub Common Stock to the stockholders that they will register with the Securities and Exchange Commission ("Commission") the Sub Common Stock under the Securities Act of 1933, as amended ("Securities Act") or the Securities Exchange Act of 1934, as amended ("Exchange Act"), as determined by the Parent (the "Registration"), upon the occurrence of certain conditions provided herein;

     WHEREAS, Manfred Steinberg, Robert Davis, and Jeff Olexa will own all of the Series A Preferred Stock ("Preferred Stock") of the Parent ("Parent Preferred Stock") upon the Closing of the Stock Exchange Agreement (the "Majority Shareholders");

     WHEREAS, the Majority Shareholders each desire to grant to Yolana an option to purchase shares of Sub Common Stock to which they may be entitled to receive in the Distribution which are derived from the Preferred Stock; and

     WHEREAS, this Agreement is contemplated in the Stock Exchange Agreement by and between the Parent, Solis Communications Corporation ("Solis"), the Majority Shareholders, and Marc I. Berens dated July 19, 2001 ("Stock Exchange Agreement"), and the Escrow Agreement by and between the Parent, Yolana and Robert D. Axelrod, P. C., dated July 19, 2001 ("Escrow Agreement").

     NOW, THEREFORE, in consideration of the premises and the respective representations, covenants, agreements and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

     All terms not defined herein shall have the meanings set forth in the Stock Exchange Agreement and Escrow Agreement.


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                                   ARTICLE II

                        DISTRIBUTION OF SUB COMMON STOCK
     Section 2.1. CAPITAL RAISING EFFORTS. In the event that Parent receives prior to January 10, 2002:

     (a) $600,000 (including amounts received by the Parent pursuant to Section 2(a) of the Escrow Agreement) in debt or equity financing or from litigation initiated by the Parent prior to the Closing Date
          (excluding any litigation initiated by the Subsidiary or any funds received from George Speaks), or

     (b) $75,000 from litigation initiated by Subsidiary prior to the Closing Date (as defined in the Stock Exchange Agreement),

Parent shall (i) file within forty-five (45) days of January 10,2002 and use its best efforts to render an effective registration statement under the Securities Act or Exchange Act for the purpose of distributing the Sub Common Stock to the shareholders of the Parent ("Registration Statement") and (ii) shall use its best efforts to answer all comments received from the Commission with respect to the Registration Statement or any amendment thereto as soon as commercially reasonable. If the Parent is required to file a Registration Statement pursuant to this Section 2.1, Yolana shall reimburse the Parent for all expenses incurred in connection with the Registration and Distribution of the Sub Common Stock, including but not limited to professional fees, distribution fees, blue sky fees, and all filing fees not later than the effective date of the Registration Statement ("Effective Date").

     Section 2.2. RECORD DATE. In the event that the conditions provided in Sections 2.1 is completed, Parent shall establish a record date for the determination of shareholders entitled to receive shares of Sub Common Stock in the Distribution ("Record Date").


                                   ARTICLE III
                              TERMS OF DISTRIBUTION

     Section 3.1. COOPERATION. Parent and Subsidiary shall cooperate in preparing, filing with the Commission and causing to become effective any registration statements or amendments thereto that are appropriate.

     Section 3.2. BLUE SKY LAWS. Parent and Subsidiary shall take all such action as may be necessary or appropriate under the securities or blue sky laws of states or other political subdivisions of the United States in connection with the transactions contemplated by this Agreement.

     Section 3.3. DISTRIBUTION DATE. Subsidiary's board of directors may, in its discretion, establish the distribution date and any appropriate procedures in connection with the Distribution.

     Section 3.4. DELIVERY OF CERTIFICATES. On the distribution date, Parent shall deliver to the distribution agent, as determined by Subsidiary, a certificate or certificates representing all of the then outstanding shares of Sub Common Stock held by Parent, endorsed in blank, and shall instruct the distribution agent to distribute to each holder of record of Parent Common Stock on the Record Date a certificate or certificates representing such holder of record's allotted share(s) of Sub Common Stock as determined by Subsidiary's board of directors. Subsidiary agrees to provide all certificates for shares of Sub Common Stock that the distribution agent shall require in order to effect the Distribution.


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     Section  3.5.  INDEMNIFICATION.  Subsidiary  agrees  to  indemnify and hold harmless Parent from all claims, demands or causes of action arising out of the Distribution hereunder.


                                   ARTICLE 1V
                            OPTION TO PURCHASE SHARES

     Section 4.1. OPTION. Each Majority Shareholder grants to Yolana, or its assigns, the option to purchase all the Sub Common Stock which it may be entitled to receive by reason of its ownership of shares of the Parent Preferred Stock (including shares of Parent Preferred Stock which it receives by reason of dividend or stock split), for an aggregate exercise price equal to the par value of the Sub Common Stock to be distributed to the Majority Shareholder (the "Option").

     Section 4.2. VESTING; TERMINATION OF OPTION. The Option set forth herein shall vest and be valid only in the event that (i) the conditions set forth in
Section 2.1(a) or (b) are met and (ii) Yolana has reimbursed the Parent in full for all of the expenses of the Registration and Distribution of the Sub Common Stock as required by Section 2.1 not later than the Effective Date of the Registration Statement. The Option, if vested, will expire ten (10) days after the Effective Date of the Registration Statement.

     Section 4.3. EXERCISE OF OPTION. Yolana may exercise the Option by providing written notice to each of the Majority Shareholders of its intent to exercise the Option, along with payment in an amount equal to (i) the par value of the Sub Common Stock ($.001 per share) times (ii) the number of shares of Sub Common Stock which are to be distributed to the Majority Shareholders based upon their ownership of the Parent Preferred Stock.

     Section 4.4. RESTRICTIONS ON TRANSFER. Each Majority Shareholder hereby agrees not to offer, sell, contract to sell or otherwise transfer, pledge or dispose of, directly or indirectly, any Parent Preferred Stock for a period of six months from the Closing Date ("Lock Up Period"), and represents and warrants that he will keep his shares of Parent Preferred Stock, free and clear of any interests, security interest, claims, liens, pledges, penalties, charges, encumbrances, buy-sell agreements, and any other rights of any party whatsoever of every kind and character during the Lock Up Period. If Parent is required to file a Registration Statement pursuant to Section 2.1, each Majority Shareholder agrees to extend the Lock Up Period for the lesser of (a) three (3) months from the initial filing date of the Registration Statement or (b) ten (10) days after the Effective Date of the Registration Statement ("Extended Lock Up Period"). After the Lock Up Period or the Extended Lock Up Period, if applicable, has expired any stop transfer orders placed on the Majority Shareholders' Parent securities shall be removed and the Majority Shareholders may dispose of their shares.

     Section 4.5. STOP TRANSFER ORDER. Each Majority Shareholder consents to placing stop-transfer orders with the transfer agent of the Parent's securities with respect to any Parent Preferred Stock which are registered in such shareholder's name, or which are beneficially owned or controlled by such shareholder, during the Lock Up Period or Extended Lock Period.


         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]


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IN WITNESS WHEREOF the undersigned hereby executes this agreement the ___ day of
July,  2001.


BERENS  INDUSTRIES,  INC.                       MAJORITY  SHAREHOLDER:

By:  /S/  Marc  I.  Berens                      By:  /S/  Jeff  Olexa
     ------------------------------                  ---------------------------
          Marc  I.  Berens,  President                    Jeff  Olexa



ARTMOVEMENT.COM,  INC.                          By:  /S/  Robert  Davis
                                                     ---------------------------
                                                          Robert  Davis


By:  /S/  Marc  I.  Berens                      By:  /S/  Manfred  Sternberg
     ------------------------------                  ---------------------------
          Marc  I.  Berens,  President                    Manfred  Sternberg



Yolana  Partnership,  Ltd.

By:  ______________________________
     Jeffrey  Hansen,  President  of
     Simkova,  LLC,  General  Partner


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